                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                        001-12522                    13-3714474
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(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                  12701
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On  June  29,  2005,  the  Company,  certain  of  its  current  and  former affiliates,  the  Cayuga  Nation  of New York  and the  Cayuga  Catskill  Gaming
Authority  entered  into  an  amendment  with  respect  to that  certain  Letter
Agreement  and that certain Land Purchase  Agreement,  each dated April 3, 2003, extending the effective  dates provided in such agreements from June 30, 2005 to
December 31, 2005. A copy of this amendment is attached hereto as Exhibit 10.1.

     The  amendment  to  such   agreements  were  executed  by  members  of  the
Provisional  Governing  Council of the Cayuga  Nation of New York and the Cayuga
Gaming Authority. Such members were elected to the Provisional Governing Council pursuant to an election held on May 11, 2005.  The Company has been advised that the results of such election were that approximately 34% of the enrolled members of the  Cayuga  Nation  of New  York  cast  ballots  in the  election  and  that approximately 64% approved the formation of a provisional  government to address issues of governance and continue settlement  negotiations with the State of New
York.

     The results of the  election  have been  submitted  to the Bureau of Indian
Affairs as a matter  affecting  the  relations  between the Cayuga Nation of New
York and the  United  States  and its  agencies.  However,  the Bureau of Indian
Affairs  has not yet  completed  its  review  and  accepted  the  results of the election,  which have been challenged by certain  parties.  Should the Bureau of
Indian  Affairs  determine  not to accept the results of the election and should validity of the  extension  agreement  be affected  by such  determination,  the
Company's ability to proceed with certain federal reviews essential for its full participation  in the gaming  facility  project  contemplated  by the agreements could be adversely affected.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.         Exhibits
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       10.1          Amendment by and among Empire Resorts, Inc., certain of its current  and former  affiliates,  the Cayuga  Nation of New
                     York and the Cayuga Catskill Gaming  Authority,  dated June
                     29, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           EMPIRE RESORTS, INC.

Dated: July 6, 2005                        By: /s/ Ron Radcliffe
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                                           Name: Ron Radcliffe
                                           Title: Chief Financial Officer